FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT This FOURTH AMENDMENT (the “Amendment”) to the Amended and Restated Revolving Loan Agreement, (as amended, the “Agreement”), initially entered into as of June 21, 2019, by and between Golub Capital BDC, Inc. (the “Borrower”) and GC Advisors LLC (the “Lender”), is hereby made as of June 13, 2025. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement. RECITALS WHEREAS, Borrower and Lender desire to amend the Agreement to increase the Commitment, change the rate at which interest accrues on each Loan and extend the Maturity Date; NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows: 1. Amendment to the Commitment. (a) The definition of “Commitment” in Section 1 of the Agreement is hereby amended by deleting the amount “$200,000,000” and inserting the amount “$300,000,000” in lieu thereof. 2. Amendment to Definitions. (a) The definition of “AFR” in Section 17 of the Agreement is hereby amended and restated as follows: “AFR” shall mean the mid-term applicable federal rate for quarterly compounding, as described under Section 1274(d) of the Internal Revenue Code of 1986, as amended. (b) The definition of “Maturity Date” in Section 17 of the Agreement is hereby amended and restated as follows: “Maturity Date” shall mean June 13, 2032. 4. Full Force and Effect. Other than as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. 6. Counterparts. This Amendment may be signed in two counterparts, each of which shall constitute an original but both of which when taken together shall constitute but one agreement. [Signature page follows]

[Signature Page to Fourth Amendment to Amended and Restated Revolving Loan Agreement] IN WITNESS WHEREOF, the Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first set forth above. BORROWER: GOLUB CAPITAL BDC, INC. By: /s/ David B. Golub____________________________ Name: David B. Golub Title: Chief Executive Officer LENDER: GC ADVISORS LLC By: /s/ David B. Golub______________________________ Name: David B. Golub Title: President